SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 10, 2003




                          POWERWAVE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)




           Delaware                      000-21507              11-2723423
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                            1801 E. St. Andrew Place
                               Santa Ana, CA 92705
               (Address of principal executive offices, zip code)


       Registrant's telephone number, including area code: (714) 466-1000

        Former name or former address, if changed since last report: N/A

Item 7.    Financial Statements and Exhibits

(c)      Exhibits

     The following exhibit is furnished as part of this report:


Exhibit
Number     Description
-------    -------------------------------------------------------------------
 99.1 Transcript of the Company's second quarter 2003 financial results conference call and simultaneous webcast held on July 10, 2003.




Item 9. REGULATION FD DISCLOSURE (INFORMATION PROVIDED UNDER ITEM 12 -RESULTS OF OPERATIONS AND FINANCIAL CONDITION)


     On July 10, 2003, Powerwave Technologies, Inc. (the "Company") issued a press release regarding financial results for its second quarter of fiscal 2003, ending June 29, 2003. At 2pm Pacific Time, the Company held a conference call and simultaneous webcast in which Bruce C. Edwards, the Company's President and Chief Executive Officer and Kevin T. Michaels, the Company's Senior Vice President and Chief Financial Officer, made a presentation regarding the Company's financial results for the Company's second quarter of 2003 ending June 29, 2003. A copy of the transcript of the conference call is attached hereto as
Exhibit 99.1. A copy of the press release was previously furnished on a separate Current Report on Form 8-K, dated July 10, 2003.


     This information is being provided under Item 12 - Results of Operations and Financial Condition, and is being furnished under Item 9 of this Form 8-K in accordance with the interim guidance issued by the Securities and Exchange Commission in Release No. 33-8216. In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit
99.1 shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.



                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  July 11, 2003                     POWERWAVE TECHNOLOGIES, INC
       -------------

                                     By: /s/ KEVIN T. MICHAELS
                                         --------------------------------------
                                         Kevin T. Michaels
                                         Senior Vice President, Finance and
                                         Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit
Number     Description
-------    -------------------------------------------------------------------
 99.1 Transcript of the Company's second quarter 2003 financial results conference call and simultaneous webcast held on July 10, 2003.